Exhibit 32



                            CERTIFICATION PURSUANT TO
                            18 U.S.C. Section 1350
                            AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned President and Sole Executive Officer of the Company, certifies, that to his knowledge:

         1) Ridgefield Acquisition Corp.'s Form 10-KSB for the annual period ended December 31, 2010 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2) the information contained in Ridgefield Acquisition Corp.'s Form 10-KSB for the annual period ended December 31, 2010 fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  March 31, 2011


                                            /s/ Steven N. Bronson
                                            -----------------------------------
                                            Steven N. Bronson, President